UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported July 2, 2012

DTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On July 2, 2012, DTS, Inc. (“DTS”) and SRS Labs, Inc. (“SRS”) issued a joint press release announcing that SRS stockholders that wish to make an election with respect to the consideration to be received in the proposed merger with DTS must deliver a properly completed election form to Computershare by 5:00 p.m. New York City time on July 16, 2012.

The foregoing description is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

99.1                           Press release dated July 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: July 2, 2012	/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President, Finance and Chief Financial Officer
(principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release dated July 2, 2012.